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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-63918) of Arden Realty Limited Partnership and in the related Prospectus of our report dated January 28, 2003, with respect to the consolidated financial statements of Arden Realty Limited Partnership included in this Annual Report (Form 10-K) for the year ended December 31, 2002.

                                                           /s/ ERNST & YOUNG LLP

Los Angeles, California
March 24, 2003